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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 22, 1996



Commission File Number 0-24798



                           COLECCIONES DE RAQUEL, INC.

        (Exact name of small business issuer as specified in its charter)



             Nevada                               93-1123005
(State or other jurisdiction                      (IRS Employer
of Incorporation)                                 Identification Number)


           9873 S. Santa Monica Blvd., Beverly Hills, California 90212
                    (Address of principal executive offices)



                                 (310) 203-9240
                         (Registrant's telephone number)

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                            CURRENT REPORT:  FORM 8-K


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On November 22, the registrant dismissed Cacciamatta Accountancy Corporation (successor firm of Saddington-Cacciamatta) as independent auditors. The dismissal did not involve a dispute with Cacciamatta Accountancy Corporation over accounting practices or policies. The reports of Saddington-Cacciamatta on the registrant's financial statements for the years ended December 31, 1994 and 1995 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principals. In connection with the audits of the registrant's financial statements for each for the years ended December 31, 1994 and 1995, there were no disagreements with Saddington-Cacciamatta on any matters of accounting principles and practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Saddington-Cacciamatta, would have caused such a firm to make reference to the matter in their report.

On November 22, 1996, the registrant received a letter from Cacciamatta Accountancy Corporation herein attached as exhibit 16.1.


EXHIBITS

16.1   Letter from Cacciamatta Accountancy Corporation dated November 22, 1996.



                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         COLECCIONES DE RAQUEL, INC.
                                         (Registrant)



Dated:   November 27, 1996         By: /s/ Raquel Zepeda
                                       --------------------------------------
                                       Raquel Zepeda, Chief Financial Officer